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                                                                      EXHIBIT 21

09/10/97                                                           Page 1
                          Subsidiary Name Only Listing



Corporation
A.D. Craig Company
ASK Colorado Health Care Services, P.C.
Advance Orthotics, Inc.
Advanced Orthopedic Technologies (Clayton), Inc.
Advanced Orthopedic Technologies (Lett), Inc.
Advanced Orthopedic Technologies (New Jersey), Inc.
Advanced Orthopedic Technologies (New Mexico), Inc.
Advanced Orthopedic Technologies (New York), Inc.
Advanced Orthopedic Technologies (OTI), Inc.
Advanced Orthopedic Technologies (Parmeco), Inc.
Advanced Orthopedic Technologies (SFV), Inc.
Advanced Orthopedic Technologies (Virginia), Inc.
Advanced Orthopedic Technologies (West Virginia),Inc.
Advanced Orthopedic Technologies Management Corp.
Advanced Orthopedic Technologies, Inc.
Advanced Orthopedic Technologies, Inc.
Affiliated Physical Therapists, Ltd.
Artificial Limb and Brace Center
Ather Sports Injury Clinic, Inc.
Atlantic Rehabilitation Services, Inc.
Boca Rehab Agency, Inc.
Bowman-Shelton Orthopedic Service, Incorporated
Buendel Physical Therapy, Inc.
C.O.A.S.T. Institute Physical Therapy, Inc.
CMC Center Corporation
CMC Medical Center, P.C.
Cannon & Associates, Inc.
Cenla Physical Therapy & Rehabilitation Agency, Inc.
Center for Physical Therapy & Sports Rehabilitation, Inc.
CenterTherapy, Inc.
Certified Orthopedic Appliance Co., Inc.
Champion Physical Therapy, Inc.
ConsulTemps, Inc.
Coplin Physical Therapy Associates, Inc.
Crowley Physical Therapy Clinic, Inc.
Dale Clark Prosthetics, Inc.
Douglas Avery & Associates, Ltd.
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.
Elk County Physical Therapy, Inc.
Employee Benefits Management, Inc.
Employee Services, Inc. of North Carolina
Employers' Risk Management, Inc.
Fine, Bryant & Wah, Inc.
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.
Frank J. Malone & Son, Inc.
GP Therapy, L.L.C.
Gallery Physical Therapy Center, Inc.
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Georgia Physical Therapy of West Georgia, Inc.
Georgia Physical Therapy, Inc.
Greater Sacramento Physical Therapy Associates, Inc.
Grove City Physical Therapy and Sports Medicine, Inc.
Gulf Breeze Physical Therapy, Inc.
Gulf Coast Hand Specialists, Inc.
Hand Therapy Associates, Inc.
Hand Therapy and Rehabilitation Associates, Inc.
Hawley Physical Therapy, Inc.

09/10/97                                                                 Page 2

                          Subsidiary Name Only Listing


Heartland Rehabilitation, Inc.
Indianapolis Physical Therapy and Sports Medicine, Inc.
Industrial Health Care Company, Inc.
J. E. Hanger, Incorporated
Jim All, Inc.
Kesinger Physical Therapy, Inc.
Lynn M. Carlson, Inc.
Marilyn Hawker, Inc.
McFarlen & Associates, Inc.
McKinney Prosthetics/Orthotics, Inc.
MedStat, P.C.
Medical Arts O&P Services, Inc.
Metro Rehabilitation Services, Inc.
Mica Corporation, Inc.
Michigan Therapy Centre, Inc.
Mill River Management, Inc.
Mitchell Tannebaum I, Inc.
Mitchell Tannebaum II, Inc.
Mitchell Tannenbaum III, Inc.
Monmouth Rehabilitation, Inc.
NC (Wisconsin), S.C.
NC Cash Management, Inc.
NC Occupational Therapy, P.C.
NC Physical Therapy, P.C.
NC Resources, Inc.
New Mexico Physical Therapists, Inc.
Northland Regional Orthotic and Prosthetic Center, Inc.
Northside Physical Therapy, Inc.
NovaCare (Arizona), Inc.
NovaCare (Colorado), Inc.
NovaCare (Texas), Inc.
NovaCare Administrative Employee Services of New York, Inc.
NovaCare Administrative Employee Services, Inc.
NovaCare Easton & Moran Physical Therapy, Inc.
NovaCare Employee Services Club Staff, Inc.
NovaCare Employee Services Easy Staff, Inc.
NovaCare Employee Services Northeast, Inc.
NovaCare Employee Services Resource One, Inc.
NovaCare Employee Services TPI, Inc.
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NovaCare Employee Services of America, Inc.
NovaCare Employee Services of Boston, Inc.
NovaCare Employee Services of Bradenton, Inc.
NovaCare Employee Services of Florida, Inc.
NovaCare Employee Services of New York, Inc.
NovaCare Employee Services of Orlando, Inc.
NovaCare Employee Services, Inc.
NovaCare Management Company, Inc.
NovaCare Management Services, Inc.
NovaCare Northside Therapy, Inc.
NovaCare Orthotics & Prosthetics East, Inc.
NovaCare Orthotics & Prosthetics Holdings, Inc.
NovaCare Orthotics & Prosthetics West, Inc.
NovaCare Orthotics & Prosthetics, Inc.
NovaCare Outpatient Rehabilitation East, Inc.
NovaCare Outpatient Rehabilitation I, Inc.
NovaCare Outpatient Rehabilitation West, Inc.
NovaCare Outpatient Rehabilitation, Inc.
NovaCare Rehab Agency of Alabama, Inc.

09/10/97                                                                 Page 3

                          Subsidiary Name Only Listing


NovaCare Rehab Agency of Florida, Inc.
NovaCare Rehab Agency of Georgia, Inc.
NovaCare Rehab Agency of Illinois, Inc.
NovaCare Rehab Agency of Kansas, Inc.
NovaCare Rehab Agency of Missouri, Inc.
NovaCare Rehab Agency of New Jersey, Inc.
NovaCare Rehab Agency of North Carolina, Inc.
NovaCare Rehab Agency of Northern California, Inc.
NovaCare Rehab Agency of Ohio, Inc.
NovaCare Rehab Agency of Oklahoma, Inc.
NovaCare Rehab Agency of Oregon, Inc.
NovaCare Rehab Agency of Pennsylvania, Inc.
NovaCare Rehab Agency of South Carolina, Inc.
NovaCare Rehab Agency of Southern California, Inc.
NovaCare Rehab Agency of Tennessee, Inc.
NovaCare Rehab Agency of Virginia, Inc.
NovaCare Rehab Agency of Washington, Inc.
NovaCare Rehab Agency of Wyoming, Inc.
NovaCare Rehabilitation Agency of Wisconsin, Inc.
NovaCare Rehabilitation, Inc.
NovaCare Service Corp.
NovaCare Speech Therapy & Audiology, Inc.
NovaCare, Inc.
NovaCare, Inc. (Delaware)
NovaFunds, Inc.
NovaMark, Inc.
NovaMed, Inc.
NovaStock, Inc.
OSI Midwest, Inc.
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Opus Care, Inc.
Ortho East, Inc.
Ortho Rehab Associates, Inc.
Ortho-Fab Laboratories, Inc.
Orthopedic Rehabilitative Services, Ltd.
Orthopedic and Sports Physical Therapy of Cupertino, Inc.
Orthotic & Prosthetic Rehabilitation Technologies, Inc.
Orthotic and Prosthetic Associates, Inc.
Peters, Starkey & Todrank Physical Therapy Corporation
Physical Focus, Inc.
Physical Rehabilitation Partners, Inc.
Physical Therapy Institute, Inc.
Professional Insurance Planners of Florida, Inc.
Professional Orthotics and Prosthetics, Inc.
Professional Orthotics and Prosthetics, Inc. of Santa Fe
Progressive Orthopedic
Prosthetics-Orthotics Associates, Inc.
Quad City Management, Inc.
Quad City Regional Spine Institute, P.C.
RCI (Colorado), Inc.
RCI (Exertec), Inc.
RCI (Illinois), Inc.
RCI (Michigan), Inc.
RCI (S.P.O.R.T.), Inc.
RCI (WRS), Inc.
RCI Nevada, Inc.
Rebound Oklahoma, Inc.
Redwood Pacific Therapies, Inc.
Rehab Managed Care of Arizona, Inc.

09/10/97                                                                 Page 4

                          Subsidiary Name Only Listing


Rehab Provider Network - California, Inc.
Rehab Provider Network - Delaware, Inc.
Rehab Provider Network - Georgia, Inc.
Rehab Provider Network - Illinois, Inc.
Rehab Provider Network - Indiana, Inc.
Rehab Provider Network - Maryland, Inc.
Rehab Provider Network - Michigan, Inc.
Rehab Provider Network - New Jersey, Inc.
Rehab Provider Network - Ohio, Inc.
Rehab Provider Network - Oklahoma, Inc.
Rehab Provider Network - Pennsylvania, Inc.
Rehab Provider Network - Virginia, Inc.
Rehab Provider Network - Washington, D.C., Inc.
Rehab Provider Network of Colorado, Inc.
Rehab Provider Network of Florida, Inc.
Rehab Provider Network of Nevada, Inc.
Rehab Provider Network of New Mexico, Inc.
Rehab Provider Network of Texas, Inc.
Rehab Provider Network of Wisconsin, Inc.
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Rehab World, Inc.
Rehab/Work Hardening Management Associates, Ltd.
RehabClinics (Coast), Inc.
RehabClinics (Galaxy), Inc.
RehabClinics (New Jersey), Inc.
RehabClinics (PTA), Inc.
RehabClinics (SPT), Inc.
RehabClinics Abilene, Inc.
RehabClinics Dallas, Inc.
RehabClinics Pennsylvania, Inc.
RehabClinics, Inc.
Rehabilitation Fabrication, Inc.
Robert M. Bacci, R.P.T., Physical Therapy, Inc.
Robin-Aids Prosthetics, Inc.
Rx One, Inc.
S.T.A.R.T., Inc.
SG Rehabilitation Agency, Inc.
SG Speech Associates, Inc.
Salem Orthopedic & Prosthetic, Inc.
San Joaquin Orthopedic, Inc.
South Jersey Physical Therapy Associates, Inc.
Southpointe Fitness Center, Inc.
Southwest Medical Supply Company, Inc.
Southwest Physical Therapy, Inc.
Southwest Therapists, Inc.
Sporthopedics Sports and Physical Therapy Centers, Inc.
Sports Therapy and Arthritis Rehabilitation, Inc.
Sprint Physical Therapy, P.C.
Staffing Technologies, Inc.
Star Physical Therapy, Inc.
Start to Finish Therapy, P.C.
Stephenson-Holtz, Inc.
T.J. Partnership I
TJ Corporation I, L.L.C.
Texoma Health Care Center, Inc.
The Center for Physical Therapy and Rehabilitation, Inc.
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.
Theodore Dashnaw Physical Therapy, Inc.
Therex, P.C.

09/10/97                                                                 Page 5

                          Subsidiary Name Only Listing


Treister, Inc.
Union Square Center for Rehabilitation & Sports Medicine, Inc.
Vanguard Rehabilitation, Inc.
Wayzata Physical Therapy Center, Inc.
West Side Physical Therapy, Inc.
West Suburban Health Partners, Inc.
Western Rehab Services, Inc.
WorkCare, L.L.C.
Workers Rehabilitation Services, Inc.